UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________

FORM 8-K
___________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 5, 2024
___________________________________

TOURMALINE BIO, INC.
(Exact name of registrant as specified in its charter)
___________________________________

Delaware (State or other jurisdiction of incorporation or organization)	001-40384 (Commission File Number)	83-2377352 (I.R.S. Employer Identification No.)
27 West 24th Street, Suite 702 New York, NY (Address of principal executive offices)	10010 (Zip Code)
Registrant's telephone number, including area code: (646) 481-9832
Not Applicable (Former Name or Former Address, if Changed Since Last Report)
___________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	TRML	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 5, 2024, the Board of Directors (the “Board”) of Tourmaline Bio, Inc. (the “Company”) approved an amendment and restatement of the Company’s amended and restated bylaws (as so amended and restated, the “Amended and Restated Bylaws”), effective immediately. The amendments effected by the Amended and Restated Bylaws, among other things:
•update the advance notice provision including, without limitation, to:
◦clarify that the election of directors shall not be a proper subject for stockholder action at a meeting that is called by stockholders, if at such time the stockholders are prohibited from filling vacancies or newly created directorships on the Board;
◦limit the number of nominees that a stockholder may nominate for election at a meeting to the number of directors to be elected at such meeting; and
◦reflect the universal proxy rules as set forth in Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) by, among other things, (i) requiring additional background information and disclosures regarding proposing stockholders and proposed nominees, (ii) requiring the stockholder making a nomination to represent whether it will comply with the universal proxy rules and (iii) providing that the nomination will be disregarded if the stockholder does not comply with the universal proxy rules;
•address adjournment of stockholder meetings relying on remote communication due to a technical failure;
•require that any person soliciting proxies from stockholders of the Company must use a proxy card color other than white, the color white being reserved for the exclusive use of the Board, and that no proxy shall be voted after three years from its date of creation unless the proxy provides for a longer period;
•eliminate the former requirement that the list of stockholders entitled to vote at a stockholder meeting also be made available during the actual meeting; and
•expressly permit stockholders and proxyholders who are not physically present at a meeting to attend such a meeting by means of remote communication.

The Amended and Restated Bylaws also include various other updates, including certain technical, conforming and clarifying changes. The foregoing description of the Amended and Restated Bylaws is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Third Amended and Restated Bylaws of Tourmaline Bio, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOURMALINE BIO, INC.

Date: September 11, 2024	By:	/s/ Brad Middlekauff
	Name:	Brad Middlekauff
	Title:	Corporate Secretary